Exhibit 99.1

Enhanced Trust Preferred Securities Replacement Capital Covenant, dated as of June 20, 2006 (this “Replacement Capital Covenant”), by KeyCorp, an Ohio corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A. On the date hereof, the Corporation is issuing $250,010,000 aggregate principal amount of its 7.00% Enhanced Junior Subordinated Debentures due June 15, 2066 (the “Enhanced Junior Subordinated Debentures”) to KeyCorp Capital VIII (the “Trust”).

B. On the date hereof, the Trust is issuing 10,000,000 shares of its 7.00% Enhanced Trust Preferred Securities (the “Trust Preferred Securities” and together with the Enhanced Junior Subordinated Debentures, the “Securities”).

C. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated June 13, 2006, relating to the Trust Preferred Securities.

D. The Corporation, in entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below, is doing so with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholders and the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals), have the meanings set forth in Schedule I hereto.

SECTION 2. Limitations on Redemption and Repurchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause the Trust not to, redeem or repurchase all or any part of the Securities on or before June 15, 2036 except to the extent that (a) the total redemption or repurchase price therefor is equal to or less than the sum of (i) the Applicable Percentage of the aggregate net cash proceeds received by the Corporation or its Subsidiaries from non-affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Common Shares of the Corporation plus (ii) 100% of the aggregate net cash proceeds received by the Corporation or its Subsidiaries from non-affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Replacement Capital Securities of the Corporation (other than Common Shares) and (b) the Corporation has obtained the prior approval of the Board of Governors of the Federal Reserve System (including the Federal Reserve Bank of Cleveland or any other Federal Reserve Bank having primary regulatory authority over the Corporation, the “Federal Reserve”) if such approval is then required under the Federal Reserve’s capital rules. For the avoidance of doubt, persons covered by Corporation’s dividend reinvestment plan and employee benefit plans shall be deemed non-affiliates for purposes of this Section 2.

SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b) (i) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then effective Covered Debt and (y) the date on which the Corporation gives notice of redemption of the then effective Covered Debt if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal of such Covered Debt would be less than $100,000,000, or (ii) if earlier than the date specified in clauses (x) and (y) of this Section 3(b)(i), on the date on which the Corporation or a Subsidiary of the Corporation repurchases the then effective Covered Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Debt would be less than $100,000,000, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on the related Redesignation Date in accordance with the following procedures:

(A) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(B) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(C) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the upcoming Redesignation Date;

(D) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but KeyBank is a Subsidiary of the Corporation and KeyBank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

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(E) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but KeyBank is a Subsidiary of the Corporation and KeyBank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the upcoming Redesignation Date;

(F) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (B), (C), (D) or (E) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(G) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

(c) Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that (a) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (1) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (2) file with the Commission a current report on Form 8-K attaching this Replacement Capital Covenant as an Exhibit thereto; (b) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (c) if a series of the Corporation’s or KeyBank’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (d) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (b) and (c) above; and (e) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.

SECTION 4. Term. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest

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date (the “Termination Date”) to occur of (i) June 15, 2036, (ii) with respect to a particular series of Covered Debt, the date, if any, on which the Holders of at least 51% by principal amount of such series of Covered Debt consent or agree in writing to the elimination of such covenants as covenants in favor of such Holders and (iii) the date on which neither the Corporation nor KeyBank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect with respect to such Holders, or otherwise.

(b) For purposes of Section 4(a), the Holders whose consent or agreement is required to terminate the covenants in Section 2 shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes to cause the covenants in Section 2 to be of no further force and effect.

SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law principles.

(b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

(c) The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

(d) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the

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next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter post on its website as the address for notices under this Replacement Capital Covenant:

KeyCorp

127 Public Square

Cleveland, Ohio 44114-1306

Attention: Louis D. Raffis, KeyBank Treasury

Facsimile No: 216.689.5287

with a copy to:

KeyCorp

127 Public Square

Cleveland, OH 44114-1306

Attention: Daniel R. Stolzer, Deputy General Counsel

Facsimile No: 216.357.6515

[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

KeyCorp

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

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Definitions

“Alternative Payment Mechanism” means, with respect to any securities or combination of securities referred to in the definition of Replacement Capital Securities, that such securities or related transaction agreements include a provision to the effect that, if the Corporation has exhausted its rights to defer Distributions at its option pursuant to an Optional Deferral Provision or if any Mandatory Trigger Provision has become applicable, the Corporation may or shall, as applicable, unless a Market Disruption Event has occurred and is continuing, (a) issue and sell its Common Shares and/or Qualifying Preferred Shares or Qualifying Non-Cumulative Preferred Shares, as applicable, in amount such that the net proceeds of such sale shall equal or exceed such Distributions and (b) apply the net proceeds of such sale to pay Distributions to be paid in full.

“Applicable Percentage” means, in respect of any issuance and sale of Common Shares during the 180 days prior to the date of redemption or repurchase of any Securities, (a) if such Securities are redeemed or repurchased after the date hereof and on or before June 15, 2016, 200% and (b) if such Securities are redeemed or repurchased after June 15, 2016 and on or prior to June 15, 2036, 400.00%.

“Business Day” means each day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means common shares of the Corporation (including common shares held in the Corporation’s treasury and common shares sold pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or KeyBank during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Covered Debt” means (i) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Debt Exchangeable For Equity” means a security (or combination of securities) that (i) gives the holder a beneficial interest in (a) the most junior subordinated debt of the Corporation (or debt that is pari passu with the most junior subordinated debt of the Corporation), interest on which may be deferred for five years or more and, commencing with the date two years after the beginning of an interest deferral period, will be paid pursuant to an Alternative Payment Mechanism, and (b) a fractional interest in a share purchase contract, (ii) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity, (iii) provides for the proceeds raised in the remarketing to be used to purchase Common Shares or Qualifying Non-Cumulative Preferred Shares of the Corporation, (iv) includes an Explicit Replacement Covenant, provided that such Explicit Replacement Covenant will not include Debt Exchangeable for Equity in the definition of “replacement capital securities,” and (v) after the issuance of such Common Shares or Qualifying Non-Cumulative Preferred Shares, provides the holder of the security with a beneficial interest in such Common Shares or Qualifying Non-Cumulative Preferred Shares.

“Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Explicit Replacement Covenant” means, as to any security or combination of securities, that the Corporation has made a covenant substantially similar to the Replacement Capital Covenant to the effect that the Corporation will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the net proceeds received from the issuance and sale of replacement capital securities, as defined therein, and that the Corporation has reasonably determined, after consultation with counsel, that such covenant is binding on the Corporation for the benefit of one or more series of the Corporation’s or KeyBank’s long-term indebtedness for money borrowed.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Initial Covered Debt” means 5.70% junior subordinated debentures due 2035, underlying the 5.70% trust preferred securities of KeyCorp Capital VII (CUSIP No. 49327LAA4011).

“KeyBank” means KeyBank National Association.

“Mandatory Trigger Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that requires whichever of the Corporation or a Subsidiary of the Corporation that issued such security or combination of securities to defer or suspend, as applicable, in whole or in part payment of Distributions on such securities, except for payments made pursuant to an Alternative Payment Mechanism, if and for so long as the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods (whether or not consecutive) that total together at least ten years.

“Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

(a) trading in securities generally on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Corporation’s Common Shares or preferred shares is then listed or traded shall have been suspended or its settlement generally shall have been materially disrupted;

(b) the Corporation would be required to obtain the consent or approval of a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue the Corporation’s Common Shares, Qualifying Preferred Shares or Qualifying Non-Cumulative Preferred Shares and the Corporation fails to obtain that consent or approval notwithstanding the Corporation’s commercially reasonable efforts to obtain that consent or approval (including, without limitation, the Corporation failing to obtain the approval of the Federal Reserve, if such approval is required by the Federal Reserve, after having notified the Federal Reserve and sought such approval in accordance with the terms of the indenture for the Replacement Capital Securities); or

(c) an event occurs and is continuing as a result of which the offering document for the offer and sale of the Corporation’s Common Shares, Qualifying Preferred Shares or Qualifying Non-Cumulative Preferred Shares would, in the Corporation’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in that offering document or necessary to make the statements in that offering document not misleading and either (a) the disclosure of that event at the time the event occurs, in the Corporation’s reasonable judgment, would have a material adverse effect on the Corporation’s business or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Corporation’s ability to consummate that transaction, provided that one or more events described in this subsection (c) shall not constitute a Market Disruption Event with respect to more than one interest payment date.

“Non-Cumulative Preferred Shares” means preferred shares having Distributions which may be skipped by the issuer thereof for any number of distribution periods without any remedy arising under the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of such issuer’s failure to pay Distributions, other than Permitted Remedies.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements, substantially similar to Sections 2.01(g) and (h) of the Third Supplemental Indenture, to the effect that the issuer thereof may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is then continuing, ten years, without any remedy other than Permitted Remedies as a result of such issuer’s failure to pay Distributions.

“Permitted Remedies” means, as to any security or combination of securities, any one or more of (i) rights in favor of the holders thereof permitting such holders to elect one or more directors of the Corporation (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), (ii) prohibitions on the Corporation paying Distributions on or repurchasing Common Shares or other securities that rank junior as to Distributions to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities, and (iii) provisions obliging the Corporation to cause such unpaid Distributions to be paid in full pursuant to an Alternative Payment Mechanism.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Qualifying Non-Cumulative Preferred Shares” means preferred shares of the Corporation that (i) are Non-Cumulative Preferred Shares, (ii) rank pari passu with or junior to other preferred shares of the Corporation and (iii) either by their terms or when taken together with any related transaction agreements:

(A) (1) are perpetual or have a mandatory redemption or maturity date that is not less than 60 years after the date of initial issuance of such securities and (2) have either an Explicit Replacement Covenant or a Mandatory Trigger Provision, or

(B) (1) have a mandatory redemption or maturity date that is not less than 40 years after the date of initial issuance of such securities, (2) have an Explicit Replacement Covenant and (3) have a Mandatory Trigger Provision.

“Qualifying Preferred Shares” means preferred shares of the Corporation that (i) rank pari passu with or junior to other preferred shares of the Corporation, (ii) are perpetual with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, (iii) are Non-Cumulative Preferred Shares and (iv) at the time of issuance, constitute Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve.

“Redesignation Date” means, as to the then effective Covered Debt, the earliest of (i) the date that is two years prior to the final maturity date of such Covered Debt, (ii) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (iii) if the then outstanding Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Replacement Capital Securities” shall mean:

(a) with respect to Securities that are redeemed or repurchased after the date hereof and on or prior to June 15, 2016;

(i) Common Shares;

(ii) Debt Exchangeable for Equity;

(iii) Non-Cumulative Preferred Shares having either:

(A) no maturity or a maturity of at least 60 years; or

(B) (1) a maturity of at least 40 years and (2) an Explicit Replacement Covenant;

(iv) cumulative preferred shares with

(A) (1) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) a requirement that the preferred shares convert into Common Shares of the Corporation within three years from the date of issuance; or

(B) (1) no maturity or a maturity of at least 60 years and (2) an Explicit Replacement Covenant; or

(v) other securities that:

(A) rank upon on a liquidation, dissolution or winding-up of the Corporation either (1) pari passu with or junior to the Enhanced Junior Subordinated Debentures or (2) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that (x) constitutes Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve and (y) by its terms rank pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and

(B) include a distribution deferral provision, in the terms thereof or in the related transaction agreements, substantially similar to Sections 2.01(g) and (h) of the Third Supplemental Indenture; and

(C) have a maturity of at least 60 years and an Explicit Replacement Covenant; or

(b) with respect to Securities that are redeemed after June 15, 2016 and on or prior to June 15, 2036,

(i) securities described in paragraph (a) of this definition;

(ii) preferred shares, having a maturity, if any, of at least 60 years, and cumulative Distributions; or

(iii) other securities that

(A) rank upon on a liquidation, dissolution or winding-up of the Corporation either (1) pari passu with or junior to the Enhanced Junior Subordinated Debentures or (2) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that (x) constitutes Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve and (y) by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and

(B) include a distribution deferral provision, in the terms thereof or in the related transaction agreements, substantially similar to Sections 2.1(g) and (h) of the Third Supplemental Indenture; and

(C) have a maturity greater than 30 but not more than 50 years;

provided, that no securities, regardless of when issued, shall constitute Replacement Capital Securities unless such securities, at the time of issuance, are Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve.

Additionally, and notwithstanding the foregoing:

(A) any securities or combination of securities if issued to any Subsidiary of the Corporation, without the contemporaneous issuance of any security by such Subsidiary to a Person other than the Corporation or a Subsidiary, of the Corporation shall not qualify as Replacement Capital Securities (it being understood and agreed for the avoidance of doubt that persons covered by the Corporation’s dividend reinvestment plan and employee benefit plans shall not be deemed to be affiliates of the Corporation for this purpose); and

(B) the Corporation acknowledges that (i) the Federal Reserve has not approved as a tier 1 capital instrument, in connection with the issuance of the Securities, any security or combination of securities having a Mandatory Trigger Provision and (ii) there can be no assurance that the Federal Reserve at any future date will approve as a tier 1 capital instrument any security or combination of securities having a Mandatory Trigger Provision.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Securities” has the meaning specified in Recital B.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Third Supplemental Indenture” means the Third Supplemental Indenture, dated June 20, 2006, to the Junior Subordinated Indenture, dated December 4, 1996, as supplemented by the First Supplemental Indenture, dated June 13, 2005 and the Second Supplemental Indenture, dated August 1, 2005, by and between the Corporation and Deutsche Bank Trust Company Americas.